Hedging	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Hedging
Hedging
Derivative instruments are carried at fair value in the Consolidated Balance Sheets. For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gains or losses is deferred as a component of "Accumulated other comprehensive income (loss)" and reclassified into net income in the same period during which the hedged transaction affects net income. Gains and losses on derivatives representing hedge ineffectiveness are recognized in net income currently. See further information regarding fair value measurements of derivatives in Note 12.
The company uses average rate euro put options, collars and forward contracts to manage its exposure to exchange rates on the conversion of euro-based revenue into U.S. dollars. Average rate euro put options require an upfront premium payment and reduce the risk of a decline in the value of the euro without limiting the benefit of an increase in the value of the euro. Collars (involving an average rate euro put and call option) reduce our net option premium expense, but limit the benefit from an increase in the value of the euro. Average rate forward contracts lock in the value of the euro and do not require an upfront premium.
Most of the company's foreign operations use the U.S. dollar as their functional currency. As a result, balance sheet translation adjustments due to currency fluctuations are recognized currently in "Cost of sales." To minimize the resulting volatility, the company also enters into 30-day euro forward contracts each month to economically hedge the net monetary assets exposed to euro exchange rates. These 30-day euro forward contracts are not designated as hedging instruments, and gains and losses on these forward contracts are recognized currently in "Cost of sales." The company recognized $4 million, $8 million and $(6) million of gains (losses) on 30-day euro forward contracts and $(13) million, $(11) million and $4 million of gains (losses) from fluctuations in the value of the net monetary assets exposed to euro exchange rates for the years ended December 31, 2011, 2010, and 2009 respectively.
The company also enters into bunker fuel forward contracts for its shipping operations, which permit it to lock in fuel purchase prices for up to three years and thereby minimize the volatility that changes in fuel prices could have on its operating results. These bunker fuel forward contracts are designated as cash flow hedging instruments. In 2011, the company implemented a new shipping configuration, the first change of such magnitude in several years. These changes are expected to reduce the company's total bunker fuel consumption and change the ports where bunker fuel will be purchased. As a result of these changes, accounting standards required the company to recognize $12 million of unrealized gains on bunker fuel forward contracts in "Cost of sales" in 2011 on positions that were originally intended to hedge bunker fuel purchases in future periods. These unrealized gains, previously deferred in "Accumulated other comprehensive income (loss)" were recognized because the forecasted fuel purchases, as documented by the company, became probable not to occur. Cash flow hedging relationships of many of the affected bunker fuel forward contracts were reapplied to other bunker fuel purchases; however, accounting standards require these to be based on the market prices at the date the new hedging relationships were established, even though there is no change in the hedging instrument. Bunker fuel forward contracts that were in excess of our total expected core fuel demand were sold and gains of $2 million were realized. In December 2011, the company sold certain bunker fuel forward contracts representing 74,655 metric tons with maturity dates varying from January 2012 to December 2013 for $7 million; because the forecasted hedged transactions were still probable of occurrence, the effective portion of gains or losses will continue to be deferred in "Accumulated other comprehensive income" until each maturity date.
At December 31, 2011, the company's hedge portfolio was comprised of the following outstanding positions:

	Notional Amount	Contract Average Rate/Price	Settlement Period
Derivatives designated as hedging instruments:
Average rate forward contracts	€63 million	$1.38/€	2012
3.5% Rotterdam Barge/Singapore 180 fuel derivatives:
Bunker fuel forward contracts[1]	89,477 mt	$462/mt	2012
Bunker fuel forward contracts[1]	76,701 mt	$497/mt	2013
Bunker fuel forward contracts[1]	74,096 mt	$581/mt	2014
Derivatives not designated as hedging instruments:
30-day euro forward contracts	€77 million	$1.31/€	Jan. 2012

[1]
As described in the paragraph above, new cash flow hedge relationships were established for certain bunker fuel forward contracts in 2011. These changes result in hedge rates for accounting purposes that are different from those in the hedge contract terms.

Activity related to the company's derivative assets and liabilities designated as hedging instruments is as follows:

(In thousands)	Currency Hedge Portfolio	Bunker Fuel Forward Contracts
Balance at December 31, 2009	$6,527	$6,257
Realized (gains) losses included in net income	(1,565)	7,903
Purchases (sales), net[1]	3,972	—
Changes in fair value	(8,641)	13,154
Balance at December 31, 2010	$293	$27,314
Realized (gains) losses included in net income	(501)	(37,019)
Purchases (sales), net[1]	5,013	(10,296)
Changes in fair value	427	34,755
Balance at December 31, 2011	$5,232	$14,754

[1]
Purchases (sales) represent the cash premiums paid upon the purchase of euro put options or received upon the sale of euro call options in the currency hedge portfolio. Bunker fuel forward contracts require no up-front cash payment and have an initial fair value of zero; instead any gain or loss on the forward contracts (swaps) is settled in cash upon the maturity of the forward contracts. Sales of bunker fuel forward contracts represent cash received for positions that were sold prior to their expiration.

Deferred net gains (losses) in "Accumulated other comprehensive income (loss)" at December 31, 2011 are expected to be reclassified into income as follows:

Expected Period of Recognition	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total
2012	$5,232	$11,258	$16,490
2013	—	3,779	3,779
2014	—	(2,605)	(2,605)
	$5,232	$12,432	$17,664
The following table summarizes the effect of the company's derivatives designated as cash flow hedging instruments on OCI and earnings:

	Year Ended December 31, 2011			Year Ended December 31, 2010
(In thousands)	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total
Gain (loss) recognized in OCI on derivative (effective portion)	$14,243	$24,660	$38,903	$15,743	$12,966	$28,709
Gain (loss) reclassified from AOCI into income (effective portion)[1]	7,805	37,019	44,824	13,707	(7,903)	5,804
Gain (loss) recognized in income on derivative (ineffective portion)[1]	—	10,095	10,095	—	188	188

[1]
Both the gain (loss) reclassified from accumulated OCI into income (effective portion) and the gain (loss) recognized in income on derivative (ineffective portion), if any, are included in "Net sales" for the currency hedge portfolio and "Cost of sales" for bunker fuel forward contracts.